LoanID	Date of 1st Collection Comments	Date of Last Collection Comments	Final Current Event Level	Current Exceptions	Collection Comments
40001	12/1/2012	11/20/2013	1
It appears that the loan will perform. The loan is due for 11/01/2013; most recent payment received was on 10/19/2013. There is no evidence of a delinquency on the account during the review period.  Commentary 10/24/2013 noted the expiration of the homeowner's insurance policy effective 10/12/2013 and there were no further details provided.

40002	12/1/2012	11/21/2013	1
It appears this loan may perform. The loan is due for 11/01/2013; last payment received was on 10/17/2013. Reason for default was cited as curtailment of income.  The loan was brought current in 10/2013 as the account was modified. Subsequently, the prior foreclosure proceedings were closed and billed 10/18/2013 due to completion of the modification. The borrower has since maintained the account in good standing.

40003	3/1/2014	2/6/2014	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform. The loan is next due for 03/01/2014; the most recent payment received was on 01/13/2014. The loan was brought current on 07/26/2013 and has remained in good standings since. The commentary dated 07/27/2013 reflects the borrower disputing the payment applications. The dispute was research and resolved on 08/13/2013. The commentary indicated skip trace efforts were started on 12/05/2013.

40004	3/1/2014	2/6/2014	1		It appears that the loan will perform. The loan is due for 2/1/2014 with last payment received on 1/11/2014. There is no evidence of delinquency.
40005	3/1/2014	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/13/2014. There is no evidence of delinquency during the review period.
40006	3/1/2014	2/6/2014	1		It appears the loan will perform. The loan is due for 03/01/2014; most recent payment received on 02/03/2014. There is no evidence of delinquency during the review period.
40007	3/1/2013	2/12/2014	1	[1] Damaged Exterior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears that the loan will perform with intervention.  The loan is due for 02/01/2014; last payment was received on 02/12/2014. The reason for default is cited as temporary unemployment.  Comments dated 10/01/2013 reflect that the borrower was out of work but now has a new job.  No loss mitigation efforts are actively being pursued by the borrower. Comments dated 01/24/2013 indicate that the borrower has (2) claim checks in the amount of $9,115.22 for roof damage as a result of tree falling on the house.  The borrower was advised to endorse checks and forward to insurance department along with requested claim documentation (W9, License and invoice). There is no evidence that repairs have been completed. There has been no recent contact from the borrower; skip tracing efforts have been performed.

40008	3/1/2013	2/12/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 01/21/2014. The RFD is cited as curtailment of income. The loan was approved for a modification on 04/XX/2013 with a next due date of 06/XX/2013; the type of modification was not provided. The modification process was completed on 04/XX/2013. The borrower re-defaulted after the modification in 12/2013. There is no further reference to the borrower seeking assistance. The last contact with the borrower was established on 11/12/2013 at which time the borrower made a promise to pay. A property inspection was completed on 04/12/2013; the occupancy status of the home at the time of the inspection could not be determined.

40009	3/1/2013	2/12/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/14; most recent payment was received on 01/13/14. Reason for default is loss of income. The account is in collections. On 12/09/13, the borrower stated that they have been temporarily unemployed due to weather conditions but intend to bring their account current once their income improves. The borrower has not requested any loss mitigation assistance and there are no workout plans currently in process. There have been no foreclosure steps initiated against the subject property during the review period.

40010	3/1/2013	2/12/2014	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/15/2014. The RFD was cited as curtailment of income; the borrower advised of difficulty in renting the property. The notes on 01/09/2014 reflected the borrower was disputing the escrow payment amount stating the payment has almost doubled due to the hazard insurance premium is incorrect. The comments on 01/10/2014 stated an analysis was done on the account and a correction was made lowering the monthly escrow payment. The dispute was closed at this time. The loan was approved for a supplemental modification on 04/XX/2013 with a next due date of 07/XX/2013. The modification process was completed on 05/XX/2013. The loan has remained current since. A property inspection was completed on 05/22/2013.

40011	3/1/2013	2/12/2014	1
It appears the loan will perform.  The loan is next due for 2/1/2014; last payment received 1/30/2014.  The reason for delinquency was cited as curtailment of income.  The loan was placed on a repayment plan on 6/11/2013 with monthly payments of $967.03 with an ending date of 01/25/2014.  The borrower made 7 payments in the amount of $967.03 with the last payment in 12/2013.  The loan was current as of 11/01/2013. Comments indicate a prior repayment plan was broken.

40012	3/1/2013	2/12/2014	1
It appears the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/15/2014. The reason for delinquency is unknown. The loan was modified on 05/XX/2013; effective 07/01/2013. The loan has remained current since.

40013	3/1/2013	2/12/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received 01/15/2014.  The loan was 30 days delinquent in March 2013; the borrower cured the delinquency without intervention.  Reason for default is not cited.  No borrower contact was established during the review period.

40014	3/1/2013	2/12/2014	1
It appears the loan will perform.  The loan is due for 02/01/2014.  The last payment received was on 01/24/2014.  RFD is unknown.  Borrower contact is minimal.  The previous delinquencies were cured without the use loss mitigation efforts.

40015	3/1/2013	2/12/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/31/2014. The reason for default is cited as excessive obligations. The borrower was able to cure the delinquency on the account without assistance and the loan has remained in good standings since. Prior to the 07/01/2013 delinquency the loan was brought current though a modification advancing the due dates from 03/01/2013 to 06/01/2013. The commentary dated 09/30/2013 indicates the borrower disputed payment applications; however, the dispute was resolved by having the borrower verify the payments on their website. The commentary indicates a value of $154,658; however the source of the value is not provided. There are no indications of damage, tax, or title issues in the commentary provided.

40016	3/1/2013	2/12/2014	1		It appears the loan will perform. The loan is due for 02/01/2014. The last payment received was on 01/15/2014. No evidence of delinquency.
40017	3/1/2013	2/14/2014	1		It appears this loan will perform. The loan is due for 03/01/2014; most recent payment received on 02/12/2014. There is no evidence of delinquency.
40018	3/1/2013	2/12/2014	1
It appears the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 02/10/2014. The reason for delinquency was cited as curtailment of income.  On 04/XX/2013, the loan was modified; effective 06/01/2013. On 05/10/2013, the value was reported as $112,326.00.

40019	3/1/2013	2/12/2014	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears the loan will perform with intervention. The loan is currently due for 01/01/2014; last payment was received on 12/10/2013. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 04/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 01/01/2014. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. Collection commentary dated 02/20/2013 indicates the subject property is non-owner occupied.

40020	3/1/2013	2/12/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received 01/15/2014.  There is no evidence of delinquency.  Last borrower contact was 02/27/2013; the borrower called to make a phone payment and promise another payment.

40021	3/1/2013	2/13/2014	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention. The account is due for 1/1/2014, with the last payment received on 1/17/14.  The reason for default is due to excessive obligations.  The servicer attempted to put the borrower on a 3 payment forbearance plan on 12/3/13 ending on 2/20/14.  Prior loss mitigation attempts to bring the loan current have been unsuccessful due to limited disposable income of the borrower.

40022	3/1/2013	2/26/2014	1
It appears that the loan may perform with intervention. The loan is next due for 02/01/2014; the most recent payment received was on 02/12/2014. The reason for default is cited as unemployment. The loan is currently in collections with no evidence of foreclosure activity. No active loss mitigation is evident. Limited contact has been established with the borrower. Skip trace efforts have been completed on 11/12/2013. A value is not indicated in the review period. There are no indications of damage, tax, or title issues in the commentary provided.

40023	3/1/2013	2/12/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; the last payment received was on 12/26/2013. The reason for default is unknown. The account is in collection. The borrower was declined for a modification on 09/04/2013 due to positive cash flow. No loss mitigation efforts are currently being pursued by the borrower.

40024	3/1/2013	2/13/2014	1
It appears that this loan will perform. The account is due for 2/1/2014, with the last payment received on 1/16/14.  The reason for default is due to delay military income.  The last borrower contact was on 11/7/13 regarding escrow payments.  The account was reported in default but was brought current on 11/15/13 with no further delinquency noted.

40025	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/23/2014. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 11/XX/2013; the borrower's payment history reflects no further evidence of delinquency.

40026	3/1/2013	2/12/2014	1	[1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment received was on 01/17/2014.  Reason for default is unknown.  The loan was previously in collections with no foreclosure activity.  The account was brought current on 06/24/2013.  There is no evidence of loss mitigation activity.  Account information indicates the borrower is deceased as loan is listed in the name of the estate. Comments state that XXXX is recorded on file as the Executor of the Estate.

40027	3/1/2013	2/13/2014	1		It appears that this loan will perform. The account is due for 3/1/2014, with the last payment received on 1/16/14. No evidence of delinquency was reported.
40028	3/1/2013	2/12/2014	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/2014; last payment was received on 01/31/2014. Reason for default is loss of income. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period.

40029	3/1/2013	2/12/2014	2	[2] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified but not documented
It appears the loan will perform. The loan is currently due for 03/01/14; last payment was received on 02/12/14. There is no evidence of delinquency during the review period. Collection commentary dated 01/15/14 reflects the primary borrower is deceased; the borrower's son has been identified but not documented as the executor of the borrower's estate.

40030	3/1/2013	2/13/2014	1
It appears that the loan will perform with intervention.  The loan is due for 02/01/2014; the last payment was received on 01/15/2014.  The loan is now current.  October 2013 payment was delinquent; RFD was cited as income curtailment.  Account was made current with the 01/15/2014 payment.  A modification was completed prior to the review period on 10/02/2012 on this loan and a second loan the borrower has with the investor (Loan#XXXX). Per note on 09/11/2012 this is the borrower's second home.  Not title issues noted.  HOI IAO $1253.00 was paid on 04/30/2013 and county taxes IAO $2852.56 paid on 11/07/2013 via escrow funds.  No property inspection results or updated property values have been provided.

40031	3/1/2013	2/12/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; the last payment received was on 01/15/2014. There is no evidence of the loan being delinquent during this review.
40032	3/1/2013	2/12/2014	1
It appears that the loan will perform with intervention.  The loan is due for 02/01/2014; last payment was received on 01/15/2014. The reason for default was cited as curtailment of income.  The borrower was able to bring the loan current, without assistance on 12/16/2013 and has remained in good standing.  The loan was adjusted to interest only payment of $670.22 on 06/19/2013.  Comments dated 01/31/2014 indicate that when the loan adjusts (effective June 2014) the adjustment will reflect the full P&I amount.  Collection comments dated 10/16/2013 indicate that the borrower is disabled and co-borrower is self employed and business has been slow.   Additional comments reflect that the borrower may have to inquire about work out options; however, no loss mitigation efforts are actively being pursued.

40033	3/1/2013	2/12/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; with the last payment received on 01/30/2014. Reason for default is unknown. The borrower was able to cure the prior account delinquency without assistance. There is no evidence of delinquent taxes or title issues. No active loss mitigation efforts are evident. Comments do not mention fraud. Skip trace efforts have not been completed.

40034	3/1/2013	2/12/2014	1
It appears that the loan will perform with intervention. The loan is due for 03/01/2014; most recent payment was received 02/05/2014. The reason for default is illness of principal mortgagor.  The borrower had a knee surgery and no medical insurance. The account remained delinquent through several months while the borrower paid for the home owner's insurance renewal as well as the 2012 property taxes, and was cured by a repayment plan completed on January 2014. The loan is not escrowed. There are no other loss mitigation activities being pursued.

40035	3/1/2013	2/12/2014	1
It appears the loan will perform with intervention. The loan is due for 02/01/2014; the most recent payment was received on 01/24/2014. The reason for delinquency is unknown. The borrower filed chapter 7; case XXXX . The case was discharged without reaffirmation on XXXX The date of filing was no evident in the commentary. The last contact was made on 01/31/2014. There is no evidence of current loss mitigation efforts.

40036	3/1/2013	2/12/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 01/14/2014. Reason for default is unknown. The account is in collections. The borrower has not requested any loss mitigation assistance and there are no workout plans currently in process. The Servicer granted the borrower a permanent loan modification which the borrower re-defaulted on prior to the review period.

40037	3/1/2013	2/13/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.  The loan is due for 01/01/2014; the last payment was received on 01/07/2014. RFD was cited as excessive obligations. There has been no contact with the borrrower since the loan became delinquent on 12/16/2013, two months after modification.  A modification was requested on 02/26/2013, approved on 08/13/2013, and completed on 09/XX/2013. A value of $142,326.00 was noted on 08/27/2013.

40038	3/1/2013	2/12/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment received was on 02/12/2014.  Reason for default is unknown.  The loan was previously in collections; however, the borrower cured the account without assistance on 08/15/2013.  There is no evidence of loss mitigation activity.

40039	3/1/2013	2/13/2014	1
It appears that this loan will perform with intervention.  The loan is next due for 02/01/2014; the most recent payment received was on 01/02/2014.  The reason for default is cited as curtailment of income.  Commentary reflects the borrower was approved for a modification on 07/XX/2013 with an effective date of 09/01/2013.  Subsequently, the borrower has maintained the account in good standing.  There are no indications of damage, tax or title issues in the commentary provided.

40040	3/1/2013	2/12/2014	1
It appears that this loan may perform with intervention. The account is due for 02/01/2014; the most recent payment was received on 02/11/2014. The reason for default is cited as curtailment of income. Conversation on 12/10/2013 reflected borrower interest in loss mitigation: borrower asked about the HARP program but was informed that program is only available for Fannie Mae loans. Servicer then informed borrower about modification program. However, loss mitigation options remain unexplored.

40041	3/1/2013	2/12/2014	1
It appears that the loan will perform. The loan is due for 3/1/2014 with the most recent payment received on 2/12/2014. The reason for default is unknown. The account was brought current on 2/12/2014. There is no current loss mitigation activity. The last communication made with the borrower was on 2/10/2014.

40042	3/1/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 3/1/2014 with last payment received 2/13/2014. There is no evidence of delinquency during the review period.
40043	3/1/2013	2/13/2014	1
It appears the loan will perform with intervention. The loan is due for 02/01/2014; most recent payment was received on 02/03/2014. The reason for delinquency is unknown. There was no contact with the borrower during the review period.

40044	3/1/2013	2/13/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 1/1/2014 with the most recent payment received on 1/28/2014. The reason for default is unknown. There is no current loss mitigation activity. Comments indicate the loan was approved for a modification prior to the review period. There was no communication with the borrower or skip trace activities performed during the review period.

40045	3/1/2013	2/13/2014	2	[2] Damaged Exterior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/10/2014. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a loan modification on 03/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 09/01/2013. The borrower was able to bring the account current without loss mitigation assistance on 02/10/14; there is no evidence of further imminent default or active loss mitigation efforts. Collection commentary dated 01/17/14 reflects an insurance claim was opened due to hail damage to the subject property's roof; as of the collection notes' cutoff date, the status of the property repairs is unknown and it is unclear who currently hold the insurance funds.

40046	3/1/2013	2/13/2014	1		It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/06/2014. There is no evidence of delinquency during the review period.
40047	3/1/2013	2/13/2014	1		It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/07/2014. There is no evidence of delinquency during the review period.
40048	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/30/14. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 05/XX/13; the borrower's payment history reflects the loan went back into delinquency on 12/01/13. The borrower was able to bring their account current without loss mitigation assistance on 01/30/14; there is no evidence of further delinquency. The subject loan was referred to the foreclosure attorney prior to the review period; the subject loan was reinstated and foreclosure proceedings were closed and billed on XXXX

40049	3/1/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; the last payment was received on 02/12/2014.  RFD cited as excessive obligations.  The loan is current. Per commentary on 07/26/2013, borrower has had two previous modifications.   A third modification was requested on 07/30/2013 and completed on 08/XX/2013 and borrower has been current since then.  County taxes were paid on 10/28/2013 and HOI paid via escrow on 01/06/2014. No title issued noted.  Inspections were conducted; however the property condition was not specified. No updated property value has been provided.

40050	3/1/2013	2/13/2014	1
It appears that the loan may perform with intervention.  The loan is due for 02/01/2014; last payment received was on 01/15/2014.  Reason for default is unknown.  The loan was previously in collections with no foreclosure activity.  The borrower cured the account most recently without assistance on 01/15/2014.  There is no evidence of loss mitigation activity.

40051	3/1/2013	2/13/2014	1	[1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears the loan will perform.  The loan is next due for 03/01/2014; last payment received 01/30/2014. The reason for delinquency was cited as curtailment of income as borrower is not receiving rent from tenants.  Commentary on 07/19/2013 reflects the borrower is deceased and the son, XXXX, is the beneficiary.  XXXX forwarded the death certificate reflecting a date of death as XXXX and a Beneficiary Deed conveying the property to XXXX.  A loan modification was approved on 10/XX/2013 with a 5% fixed rate with the term extended to 180 months and the first payment due 12/XX/2013.  An assumption transferring to XXXX was completed in conjunction with the loan modification.  The payment history reflects the assumption effective 11/01/2013 and the loan modification completed on 11/XX/2013.

40052	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/27/2014. The RFD is cited as deceased borrower. The comments indicated there is another borrower on the account. There is no reference to any foreclosure or bankruptcy activity. The loan was approved for a supplemental modification on 09/XX/2013 with a next due date of 11/XX/2013. The modification process was completed on 10/XX/2013. The loan has remained current since. The comments on 11/01/2013 stated a property evaluation was received valuing the property at $142,659; the type of property evaluation used was not specified.

40053	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/24/2014. The loan was delinquent on 06/01/2013. The reason for delinquency was cited as excessive obligations. The borrower was able to cure the delinquency on 07/05/2013 without loss mitigation assistance.

40054	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/10/2014. Reason for default is excessive obligations. The Servicer granted the borrower a permanent loan modification on 08/XX/2013; the borrower's payment history reflects no further evidence of delinquency.

40055	3/1/2013	2/13/2014	1		It appears the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/10/2014. There was no evidence of delinquency during the review period.
40056	3/1/2013	2/13/2014	1
It does not appear that the loan will perform. The loan is due for 03/01/2014; the last payment was received on 02/07/2014. There is no evidence of delinquency during the review period. Commentary on 10/28/2013 reflects that there was previous foreclosure activity prior to the review period. A permanent account notation indicates that the loan has been modified prior to the review period.

40057	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment received was 01/31/2014. Reason for delinquency is cited as medical illness. The borrower was able to cure the prior delinquencies on the account without loss mitigation assistance. Comments 08/07/2013 indicate that the loan was denied for a modification.

40058	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 02/13/2014. There is no evidence of delinquency during the review period. The Borrower filed a Chapter 7 Bankruptcy, caseXXXX, which was discharged on XXXX. The filing date is unavailable. A motion for Relief was granted on XXXX

40059	3/1/2013	2/12/2014	1
It appears the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/14/2014. The reason for delinquency was cited as curtailment of income. The loan was modified on 07/XX/2013; effective 09/01/2013. The loan has remained current since.

40060	3/1/2013	2/13/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; last payment received was on 02/05/2014. There is no evidence of delinquency during the review period.
40061	3/1/2013	2/13/2014	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/14; last payment was received on 12/13/13. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a permanent loan modification on 09/XX/13; the borrower's payment history reflects the loan went back into delinquency on 01/01/14. The borrower has not requested any further loss mitigation assistance and there are no workout plans currently in process.

40062	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received 01/31/2014.  The borrower was able to make the payment 12/2013 payment on 01/03/2014. The reason for default is unknown. Commentary dated 12/02/2003 states the borrower filed bankruptcy case XXXX and was dismissed XXXX, with no evidence the case being reinstated or another case being filed.

40063	3/1/2013	2/12/2014	1
It appears that the loan will perform. The loan is due for 03/01/2014; the last payment received was on 01/31/2014. The reason for default is unknown. The borrower was able to bring the account current on their own without the assistance of loss mitigation efforts.

40064	3/1/2013	2/13/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received 01/31/2014. There is no evidence of delinquency.
40065	3/1/2013	2/14/2014	1
It appears this loan will perform.  The loan is due for 04/01/2014; most recent payment received on 11/08/2013.  Reason for delinquency is no income.  Borrower stated on 10/10/2013 that there has been no income since March 2013.  Borrower cured the delinquency on 10/18/2013; there has been no delinquency since that time.

40066	3/1/2013	2/13/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 01/14/2014. The reason for delinquency is unknown. Pay history reflects a loan modification was applied to the subject loan on 04/XX/2013 advancing the due date from due 1/01/13 to next due for 6/XX/13 and extending the term to 300 months. No further loss mitigation efforts are evident within the review period.

40067	3/1/2013	2/13/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received 01/16/2014.  Reason for default is unknown.  omments indicate the borrower cured  prior delinquency without  servicer intervention.   Last borrower contact was 04/15/2013; the borrower called regarding their homeowner's insurance policy.  Notations dated 08/11/2004 indicates the borrower filed a Chapter 7 bankruptcy which was discharged on XXXX; notes indicate the loan cannot be collected.

40068	3/1/2013	2/13/2014	1
It appears the loan will perform.  The loan is due for 03/01/2014.  The last payment received was on 02/07/2014.  No evidence of delinquency. Comments provide evidence of a Chapter 13, case number XXXX that was discharged on XXXX

40069	3/1/2013	2/26/2014	1
It appears the loan will perform.  The loan is next due for 02/01/2014; last payment received 01/13/2014.  The reason for delinquency was cited as unemployment.  The comments on 11/27/2013 reflect the borrower was approved through the XXXX State Hardest Hit Funds Program.  The comments reflected the HHF expected end date is 05/31/2015.  The comments on 02/14/2014 indicate the loan was repurchased from XXXX on 02/14/2014 due to income issues at origination.

40070	3/1/2013	2/13/2014	2	[2] Mod1 Incomplete	It appears the loan will perform. The loan is currently due for 03/01/14; last payment was received on 02/10/14. There is no evidence of delinquency during the review period.
40071	3/1/2013	2/13/2014	1
It appears the loan will perform.  The loan is due for 02/01/2014.  The last payment received was on 01/31/2014.  RFD is unknown.  No borrower contact was noted.  Comments indicate the Chapter 7, case number XXXX was discharged on XXXX and reaffirmed; no additional information was provided.

40072	3/1/2013	2/14/2014	1
It appears this loan will perform.  The loan is due for 03/01/2014; most recent payment received on 02/13/2014.  Reason for delinquency is excessive obligations.  Borrower submitted a financial workout package that was received on 09/06/2013.  A modification was approved on 09/XX/2013.  The executed agreement was received on 10/22/2013.

40073	3/1/2013	2/13/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment was received on 01/29/2014. There is no evidence of delinquency during the review period. Commentary on 07/09/2013 refers to the borrower being unemployed due to medical leave; no further details were provided.

40074	3/1/2013	2/13/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 02/03/2014. Reason for default is unknown. The account is in collections. The Servicer has been unable to establish contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period.

40075	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/13/2014. The reason for delinquency is unknown. The delinquency was cured on 05/22/2013 and the loan has remained current since.

40076	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/31/2014. The reason for delinquency was cited as excessive obligations. On 01/03/2014, the borrower reported the property as non-owner occupied.

40077	3/1/2013	2/14/2014	2	[2] Currently Delinquent Mortgage [1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 02/10/2014. Reason for default is unknown. The loan is in collections. The account had been modified; the loan modification was completed on 05/XX/2013. The account re-defaulted on 12/01/2013. Commentary reflects the borrower is deceased. Comments indicate the borrower's spouse has been identified as the executor and a death certificate was received prior to the commentary start date.

40078	3/1/2013	2/12/2014	1
It appears that the loan will perform.   The loan is due for 02/01/2014; the last payment was received on 01/06/2014. The reason for delinquency is cited as curtailment of income. The account was brought current 1n 08/2013; the borrower was able to cure the delinquency without assistance and had maintained the account in good standing.

40079	3/1/2013	2/13/2014	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/13/14. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a permanent loan modification on 11/XX/12; the borrower's payment history reflects the loan went back into delinquency on 06/01/13. The borrower was able to bring the account current without loss mitigation assistance on 11/15/13; there is no evidence of further delinquency.

40080	3/1/2013	2/13/2014	1
It appears that the loan may perform with intervention. The loan is next due for 03/01/2014; most recent payment was received on 02/10/2014. The reason for delinquency was cited as family illness. Comments indicate the borrower was able to cure prior delinquency on 02/10/2014 without loss mitigation assistance.

40081	3/1/2013	2/26/2014	1
It appears that the loan may perform with intervention. The loan is next due for 03/01/2014; the most recent payment received was on 02/25/2014.  The account is current. The reason for default is cited as unemployment. The account is not currently active in loss mitigation, however loss mitigation was discussed with the borrower on 12/28/2012, and a HAMP financial package was sent to the borrower. The borrower indicated on 1/28/2013 that they were now re-employed and they are no longer interested assistance. There is no evidence of the servicer initiating foreclosure or of the borrower filing any bankruptcy during the review period, and there was no mention of any title issues in commentary.

40082	3/1/2013	2/13/2014	1		It appears the loan will perform. The loan is due for 02/01/2014. The last payment received was on 01/10/2014. No evidence of delinquency.
40083	3/1/2013	2/13/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/14; last payment was received on 02/03/14. Reason for default is excessive obligations. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period. The collection notes reflect the subject property sustained damages in its' attic due to fire and an insurance claim was opened; as of 02/12/14, all insurance funds have been disbursed and there is no evidence of unresolved property damage.

40084	3/1/2013	2/26/2014	1	[1] Subject May Not Be 1st Lien - Title company has acknowledged and signed letter of indemnification
It appears the loan will perform with intervention.  The loan is next due for 03/01/2014; last payment received 1/29/2014. The reason for delinquency was cited as reduced income and marital difficulties.  The loan was previously in foreclosure; referred to legal counsel on XXXX.  The foreclosure was placed on hold for active loss mitigation efforts and subsequently closed and billed on XXXX due to the completion of a loan modification.  Comments indicate a loan modification was completed on 10/XX/2013; however the modification was not applied to the subject loan until 11/14/13 and the due date was advanced from due 05/01/13 to next due for 11/XX/13 (the 11/XX/13 payment was paid on 11/15/2013; however the loan re-defaulted on the 12/01/2013 payment). The comments on 6/26/2013 indicate a Title Issue; prior Mortgage to XXXX in the amount of $86,391.73 dated 09/22/1994 and recorded XXXX A Title Claim was submitted XXXX and the comments on 10/29/2013 reflect the Title Issue resolved; a letter of indemnification was issued by the title company.

40085	3/1/2013	2/26/2014	3	[3] MI Not Being Paid As Required
It appears that the loan will perform. The loan is next due for 03/01/2014: most recent payment received was on 2/4/2014. The reason for default is unknown. The last contact with borrower was on 01/06/2014.The account was in foreclosure until XXXX when a forbearance plan was approved and foreclosure was stop, no other information from plan was provided. There are no other loss mitigation activities being pursued. Borrower cured the account without assistance on 12/18/2013. There is no further evidence of delinquency during the review period. There are no indications of property damages, tax or title issues in the commentary provided.

40086	3/1/2013	2/26/2014	1		It appears that this loan will perform. The loan is due for 03/01/14; most recent payment was received on 02/06/14. There is no evidence of delinquency.
40087	5/1/2012	4/30/2014	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan will perform. The loan is next due for 07/01/2014; the most recent payment received was on 03/26/2014. The reason for default is cited as death of the primary borrower. The loan is current. The commentary indicates that the previous foreclosure action was closed on XXXX upon receipt on the reinstatement funds. The loan was previously brought current through a reinstatement on 09/23/2013 with the receipt of funds in the amount of $21,800.00; in addition, the loan was modified on 11/XX/2013 advancing the due date from 10/01/20132 to 01/XX/2014. Limited contact has been established with the borrower due to an active cease and desist. A value is not indicated in the review period. Comments indicate the subject property may be located in an area possibly impacted by a FEMA disaster; however, no damages were reported. There are no indications of tax or title issues in the commentary provided.

40088	5/1/2012	4/30/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment received was on 04/08/2014.  The reason for default is cited as income curtailment.  The loan is current.  The previous delinquency was cured by the borrower without assistance on 02/28/2013.

40089	5/1/2012	4/30/2014	3	[3] Missing Mod1
It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 04/30/2014. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 03/22/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the Servicer granted the borrower a loan modification, prior to the review period, on 03/XX/2009; the date the loan first went back into default is unknown.

40090	5/1/2012	4/30/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform. The loan is due for 04/01/2014; most recent payment was received on 03/31/2014.  The reason for default is cited as curtailment of income. The loan was modified on 09/XX/2013 and re-defaulted on 01/01/2014. The borrower was able to cure the delinquency without assistance.  As of 04/01/2014, the loan is delinquent again. No loss mitigation efforts are being persued at this time.  An escrow analysis was completed on 10/03/2013.

40091	5/1/2012	4/30/2014	1
It appears this loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/30/2014.  The reason for delinquency is cited as curtailment of income.  The loan was referred to legal counsel outside the review period and was closed and billed on XXXX.  The borrower submitted a request for modification prior to this review.  Commentary dated 05/01/2012 indicates that the borrower just made the third payment under the trial period. The fully executed modification was provided to the borrower on 05/09/2012.  The borrower advised the servicer on 05/15/2012 that they receive their paycheck at end of month and that is when they are able to issue payment.  The borrower defaulted under the modification agreement with the 10/01/2012 payment; however, the borrower cured the default the very next month and the account has remained current since.

40092	5/1/2012	4/30/2014	1
It appears that the loan will perform. The loan is next due for 05/01/2014; last payment received was 03/24/2014. Reason for delinquency is unknown. The loan was previously in foreclosure. Foreclosure was closed and billed upon the completion of a modification.  The loan was modified 03/XX/2014 with a first payment date of 05/XX/2014. There are no indications of a BPO value being returned or no damage to the subject property.

40093	5/1/2012	4/30/2014	1
It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment was received on 04/15/2014. A payment received on 04/02/2014 was reversed on 04/14/2014 due to non-sufficient funds. The loan was modified on 01/XX/2014 with the first payment due 02/XX/2014 and 34 payments deferred to bring the loan current. The borrower previously filed chapter 13 bankruptcy on XXXX. A motion for relief was granted on XXXX and the debtor was discharged.  The bankruptcy file was closed by the servicer on XXXX

40094	5/1/2012	4/30/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 03/27/2014; most recent payment was received on 03/10/2014. The reason for default is curtailment of income.   Commentary dated 04/22/2014 reflects the servicer returned online bill payment check received from XXXX on 4/22/2013 in the amount of $425, reason cited was:  not payable to XXX. Payable to one of the borrowers in title.  Breach letter was mailed on 11/29/2013.  There is evidence of loss mitigation efforts on the account.  The loan was approved for interest only modification on 12/XX/2013, the signed agreement was received signed on 01/14/2014 and the modification was completed on 01/XX/2014. The servicer spoke with one of the borrowers who stated as of 01/07/2014 has steady hours and is working full time on new job.

40095	5/1/2012	4/22/2014	3	[3] MI Not Being Paid As Required
It appears that the loan will perform. The loan is next due for 04/01/2014; most recent payment received was on 03/28/2014.  The reason for default is cited as reduced income.  The last contact with the borrower was on 04/15/2014.The loan fell delinquent several times during the review period; the last time on 02/01/2014 which was cured by the borrower without assistance the following month.  There is no further evidence of a delinquency during the review period.

40140	6/1/2012	5/9/2014	1		It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 04/11/2014. There is no evidence of delinquency during the available review period.
40141	12/1/2012	11/5/2013	1
It appears the loan will perform. The loan is due for 11/01/13; last payment was received on 10/25/13. Reason for default was loss of excessive obligations. The account is current with no evidence of recent collection activity. On 01/XX/13, the Servicer granted the borrower a permanent non-HAMP loan modification; the borrower's payment history reflects the loan became delinquent again on 02/01/13. The Servicer granted the borrower a payment extension on 04/04/13, bringing the loan's interest paid through date from 01/01/13 to 04/01/13; the borrower's payment history reflects no further evidence of default.

40142	12/1/2012	11/5/2013	1
It appears the loan will perform.  The loan is due for 11/01/2013.  The last payment received was on 10/17/2013.  RFD is unknown.   The delinquency was resolved without any loss mitigation assistance.  Comments reflect evidence of a previous bankruptcy that was discharged on XXXX; no additional information was provided.

40143	12/1/2012	11/5/2013	1		It appears the loan may perform. The loan is due for 11/01/2013; last payment was received on 10/25/2013. There is no evidence of delinquency during the review period.
40144	12/1/2012	11/5/2013	1
It appears this loan may perform. The loan is due for 11/1/13; the last payment was received on 10/10/13. The reason for default was not cited. The account is current as of the review date.   Commentary on 4/10/13 shows that a repayment plan for an escrow advance was set up on and later verified completed on 11/1/13.    There is no record of a property inspection performed during the review period.  The last customer contact was on 10/18/13; discussed payment details.

40145	6/1/2012	5/12/2014	1
It appears that the loan will perform. The loan is due for 5/1/2014 with the most recent payment received on 4/30/2014. There is evidence of delinquency during the review period; the account has been current since 6/28/2013. The previous reason for default was cited as excessive obligations. There is no evidence of any current loss mitigation activity; commentary indicated the loan was approved for a modification prior to the review period. The last communication made with the borrower was on 8/21/2013. Skip trace activities completed in 12/2013 did not provide additional contact numbers.

40146	6/1/2012	5/12/2014	1
It appears that the loan will perform. The loan is due for 5/1/2014 with the most recent payment received on 4/30/2014. There is evidence of delinquency during the review period; the account has been current since 10/26/2012. The previous reason for default was cited as excessive obligations. There is no evidence of any current loss mitigation activity. The last communication made with the borrower was on 4/30/2014. Skip trace activities completed in 1/2014 did not provide additional contact numbers

40147	6/1/2012	5/12/2014	3	[3] MI Not Being Paid As Required
It appears that the loan will perform.  The loan is due for 05/01/2014; the last payment received was on 04/25/2014.  Reason for delinquency is cited as excessive obligations.  Borrower was able to cure delinquency without loss mitigation assistance.

40148	6/1/2012	5/12/2014	3	[3] Currently Delinquent Mortgage [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; last payment was received 03/28/2014. Reason for default is cited as curtailment of income.  Last borrower contact was 03/05/2014; the borrower called to set-up payments for February and March.  The borrower disputed a late fee that was incorrectly assessed to the account 05/01/2013 as the servicer's system reflected an inaccurate grace period for monthly payments; the fee was waived and the system updated to reflect a 15-day grace period.

40149	6/1/2012	5/12/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/25/2014.  The loan is currently delinquent.  Reason for default is cited as excessive obligations; the borrower's car broke down and unexpected expenses incurred.  Last borrower contact was 04/25/2014; the borrower called to make a promise to pay.  Skip tracing efforts have been performed.  The loan was modified under HAMP guidelines 11/XX/2012.  A HAMP trial modification was approved 08/XX/2012 with payments of $609.16 due the 29th of August through October 2012.

40150	6/1/2012	5/12/2014	1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/30/2014.  Reason for default is unknown.  The borrower was able to cure the delinquency without assistance. Skip tracing efforts are evident.

40151	6/1/2012	5/12/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; last payment was received 03/29/2014.  The loan has been delinquent eleven of the past twelve months.  Reason for default is cited as illness of the primary mortgagor; the borrower required surgery and has incurred added expenses.  The loan was modified under HAMP guidelines 10/XX/2012.  A trial modification plan was approved 07/XX/2012 with payments of $2056.75 due the XXX of August through October 2012.  Last borrower contact was 05/01/2014; the borrower called to promise a payment and find out about escrow changes.  Skip tracing efforts have been performed.  A repayment plan was created 12/05/2013 and cancelled 02/07/2014 due to a missed payment.

40152	6/1/2012	5/12/2014	1
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 05/10/2014.  The loan has been delinquent eight of the last twelve months.  Reason for default is cited as excessive obligations; the borrower is struggling to afford child care for her child.  Last borrower contact was 05/08/2014; the borrower called to make a payment and promise the next payment on the 25th of May.  The loan was approved for a repayment plan 06/14/2013; the plan was broken 10/1/2013.

40153	6/1/2012	5/12/2014	1
It appears this loan will perform. The loan is due for 05/01/2014 and the last payment was made on 04/25/2014. RFD is excessive obligations. The loan was approved for foreclosure referral, but it was not referred because the borrower reinstated the loan on 12/31/2012. The borrower has been current for the last 12 months, but went through a repayment plan from 01/20/2013 through 05/20/2013. There is no evidence bankruptcy activity. There is no evidence of property damage. There is no evidence of delinquent taxes or title issues. There is no BPO value in the commentary.

40154	6/1/2012	5/12/2014	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan may perform.  The loan is due for 05/01/2014; the last payment was received on 04/14/2014.  RFD cited as excessive obligations.  Per commentary on 04/23/2012 the loan previously modified in 2009 with an effective date of 09/XX/2010. Rcvd called from authorized 3rd party (spouse) on 10/22/2012 stating the borrower has been incarcerated since 2009 and has power of attorney; copy of POA was received on 10/23/2012.  The property is a rental, per commentary on 12/06/2012.  The authorized 3rd party disputed the amount that was being applied to escrow on 10/31/2012; the servicer performed an escrow analysis and corrected the payment on 01/17/2013.  Several A demand letters were sent from 04/09/2012 to 11/06/2013.  The A six month repayment plan was approved on 12/13/2013 with $3335.85 down and payments from 12/10/2013 through 05/10/2014; however the payment plan was broken in January, 2014.  The loan was brought current on 12/12/2013 and has been current since then.  No title issues noted.  No property inspection results or updated property values have been provided.

40155	5/1/2012	4/1/2014	1		It appears that this loan will perform. The account is due for 05/01/2014; the most recent payment was received on 04/01/2014. There was no evidence of delinquency during the review period.
40156	5/1/2012	4/1/2014	1
It appears the loan will perform. The loan is due for 04/01/2014; the most recent payment was received on 03/12/2014. The reason for delinquency was cited as curtailment of income. The borrower was approved for a 3 month HAMP trial; effective 07/01/2012 through 09/31/2012. The loan was modified under the HAMP program on 10/XX/2012 and re-defaulted on 07/31/2013. The account was brought current in February of 2014, and has remained current since. On 02/25/2014, use the borrower requested cancellation of a phone pay, but was advised that it could not be cancelled or changed. The borrower threatened to contact an attorney; no indicate that an attorney contacted the servicer on the borrower's behalf is evident. There was no evidence of tax or title issues.

40218	6/1/2012	5/30/2014	1		It appears that the loan will perform. The loan is due for 06/01/2014; most recent payment was received on 05/29/2014. There is no evidence of delinquency.
40469	10/1/2012	9/30/2015	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan may perform with intervention.  The loan is due for the 10/1/15 payment; last payment was received on 9/30/15.  The reason for delinquency is borrower illness.  The borrower also stated they are self-employed and receivables were coming in slower than anticipated.  The loan was current at the end of the review period but based on prior history, there is a strong possibility of it becoming delinquent again.  The borrower declined preservation options and stated they would try to bring the account current without assistance.  Inspections have shown the property to be owner occupied.  The borrower confirmed the occupancy and stated their intention to retain it.

40470	10/1/2012	9/30/2015	1		It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/15/2015. There is no evidence of delinquency within the review period.
40513	10/1/2013	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.   The loan is due for 08/01/2015; the last payment was received on 09/08/2015.  The loan is in collections.  Reason for default cited as income curtailment.  A 45 day delinquency notification was sent to the borrower on 06/10/2015.  There is no current loss mitigation activity.  The loan defaulted five times within the review period with the most recent delinquency occurring in 05/2015.  Commentary on 09/10/2015 indicates the loan was previously modified.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

40514	10/1/2013	9/30/2015	2	[2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/11/2015. A payment was reversed on 04/22/2015, 03/25/2015, 03/10/2015 and 10/16/2015 due to insufficient funds. The reason for delinquency was cited as bank issues. The borrower was using an on-line bill pay service and the bank was taking 7-10 business days to send the payments. The borrower asked XXXX to do research on the payments and XXXX stopped those payments due to postal service issues. The late fees for February and March 2015 were reversed, but the borrowers were required to submit certified funds for the next 6 months. The borrower called on 08/25/2015 to dispute a late charge for March, 2015 as it should have been waived, and the borrower was advised the issue would be researched; there is no evidence to indicate the matter was resolved. There is no evidence of foreclosure proceedings within the review period. The loan was last delinquent on 03/01/2015; however, a payment received on 03/25/2015 reinstated the account and brought it current without servicer assistance and it has been in good standing since.

40520	10/1/2013	9/30/2015	3	[3] Gap In Payment History [2] Mod1 Incomplete [2] Currently Delinquent Mortgage [1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that this loan will perform with intervention. The loan is due for 09/01/2015, and the last payment was made on 08/24/2015. RFD was cited as death of borrower. On 09/14/2015, contact was made with unknown third party who explained that borrower passed away over a year prior. There is no evidence that a death certificate was received. There is no current loss mitigation activity on file. On 08/11/2015, there was contact with an unknown third party who stated that there are two people with the borrower's name, and that the bank should call the home phone number. There is no evidence of delinquent taxes, property damage or title issues. The BPO value is not listed in the commentary.

40522	10/1/2013	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment received was on 09/30/2015. The reason for default is unknown. The borrower has been unable to keep the account in good standing. There is no evidence of the servicer offering loss mitigation options. Last contact with the borrower was made on 07/22/2015; the borrower called in to inquire about account details and when would the payment increase. There is no evidence of tax, title or damage issues.

40523	10/1/2013	9/30/2015	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan may perform with intervention. The loan is due for 10/01/2015; most recent payment received was on 09/28/2015. The reason for the prior default was unknown. The loan is current as of the review period, however; the loan has been delinquent for 8 out of the last 9 months. There is no evidence of active loss mitigation efforts on the account. Last contact with the borrower was made on 06/01/2015. On 09/11/2015, the servicer documented receiving a call from a third party, who verified the information requested and made a payment. Most recent attempt to contact the borrower was made on 09/19/2015. There is evidence of skip trace efforts on the account.

40527	10/1/2013	9/30/2015	2	[2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that the loan will perform.  The loan is due for the 10/1/15 payment; last payment was received on 9/15/15.  Reason for delinquency was unknown.  There were 3 instances of the loan being 30 days late; in each instance the loan was brought current the following month without assistance.  The most recent conversation with the borrower occurred on 9/21/15 at which time the borrower questioned the amount of taxes paid for 2014.  The borrower felt they were too high and if after reviewing the copy of their 1098 from the servicer, they still felt the figure was incorrect, the borrower was instructed to send in documentation with the correct tax amount.  In an earlier conversation, the borrower disputed the amount of late fees due on the account.  They were advised to send the dispute in writing, which was done in June, 2015.  On 9/4/15, a supervisor called the borrower and stated they would request management to review their request for a refund.  There was no evidence this was resolved before the end of the review period.

40533	10/1/2013	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; the most recent payment was received on 9/04/2015. The account is current. The reason for the prior default is unknown. The borrower was able to cure the default without assistance. There was no evidence of any bankruptcy or foreclosure filings and there was no indication of any title or tax issues in commentary.

40534	10/1/2013	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; the last payment received was on 09/16/2015. Reason for default was cited as curtailment of income. There is no evidence of bankruptcy or any active loss mitigation. Details about a BPO conducted were not disclosed. There is no indication of a property inspection conducted. There is no evidence of any title, tax or damage issues reported.

40535	10/1/2013	9/30/2015	1
It appears that this loan will perform. The loan is due for 10/01/2015, and the last payment was made on 09/15/2015. RFD is unknown. There were three instances of delinquency in the review period, and the borrower was able to cure delinquencies without intervention. There is no evidence of delinquent taxes, property damage or title issues. The BPO value is not listed in the commentary.

40537	10/1/2013	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/30/2015. Reason for default is cited as curtailment of income. The borrower was able to cure the delinquency without assistance.

40539	10/1/2013	9/30/2015	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is next due for 09/01/2015; most recent payment was received on 09/10/2015. Reason for default is ill family member. The loan is delinquent. There is no evidence of loss mitigation efforts.

40541	10/1/2013	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears this loan may perform with intervention.  The loan is due for 09/01/2015; and the last payment was received on 09/08/2015.  The reason for default was not cited in comments.  The subject loan is a modified account which has re-defaulted.  The account is currently in collections.  No loss mitigation efforts are evident.   A door knock was performed on 01/26/2015; but no damages were reported.

40623	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is due for 12/01/2013; last payment was received 11/12/2013. There is no evidence of delinquency during the review period.
40628	12/1/2012	11/5/2015	1		It appears that this loan will perform. The loan is next due for 12/01/2013; most recent payment was received on 11/01/2013. There is no evidence of a default during the review period.
40791	12/1/2012	11/7/2015	1		It appears that the loan will perform. The loan is due for 12/01/2013; the last payment received was 11/01/2013. There is no evidence of delinquency within the review period.
40806	12/1/2012	11/7/2015	1		It appears that the loan will perform. The loan is due for 12/1/2013; most recent payment received was 11/8/2013. No evidence of delinquency was reported.
40807	12/1/2012	11/7/2015	1
It appears that the loan will perform.  The loan is due for 12/01/2013; last payment received was on 11/15/2013. RFD is unknown. Comments indicate delinquency (12/01/12 payment)  was cured by the borrower without assistance from the servicer.

40842	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is due for 12/01/2013; most recent payment was received on 11/13/2013. There is no evidence of a delinquency during the review period.
40905	12/1/2012	11/5/2015	1		It appears that this loan will perform. The loan is due for 11/01/2013 with the last payment received on 10/31/2013. There is no indication of a default during the review period.
40951	12/1/2012	11/5/2015	1		It appears the loan will perform. The loan is currently due for 12/01/13; last payment was received on 10/31/13. There is no evidence of delinquency during the review period.
40959	12/1/2012	11/5/2015	1		It appears the loan will perform. The loan is currently due for 12/01/13; last payment was received on 11/05/13. There is no evidence of delinquency during the review period.
40994	12/1/2012	11/5/2015	1		It appears that this loan will perform. The account is due for 12/01/2013; the most recent payment was received on 11/11/2013. There was no evidence of delinquency during the review period.
41011	12/1/2012	11/5/2015	1		It appears that this loan may perform. The account is due for 12/1/2013, with the last payment received on 11/1/13. There is no evidence of default during review period.
41084	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is next due for 12/01/2013; the most recent payment received was on 11/12/2013. There is no evidence of delinquency during the review period.
41092	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is due for 12/01/2013; last payment was received on 11/01/2013. There is no evidence of delinquency during the review period.
41115	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is due for 12/1/2013; most recent payment received was 11/14/2013. There is no evidence of delinquency during the review period.
41201	12/1/2012	11/5/2015	1		It appears that this loan will perform. The loan is next due for 12/01/2013; most recent payment was received on 11/12/2013. There is no evidence of a default during the review period.
41204	12/1/2012	11/5/2015	1		It appears that this loan will perform. The loan is due for 12/1/2013 with last payment received 10/30/2013. There is no evidence of delinquency during the review period.
41257	12/1/2012	11/5/2015	1		It appears that this loan may perform. The account is due for 12/1 /2013, with the last payment received on 11/1/13. There is no evidence of default during review period.
41261	12/1/2012	11/5/2015	1		It appears that this loan will perform. The loan is due for 12/01/13; the most recent payment was received on 11/13/13. There is no evidence of delinquency during the review period.
41303	12/1/2012	11/5/2015	1		It appears that the loan will perform. The loan is due for 12/01/2013; the last payment received was on 11/01/2013. There is no evidence of delinquency during the review period.